UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2020

1

Item 1. Reports to Stockholders.

RYZZ

RYZZ Managed Futures Strategy Plus ETF

Annual Report

January 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

RYZZ Managed Futures Strategy Plus ETF

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders

(Unaudited)

ETF Performance Review

As of January 31, 2020, the RYZZ Managed Futures Strategy Plus ETF (the “Fund” or “RYZZ”) has been up and running for just under ten and one-half months. During the time period of the commencement of operations on March 18, 2019 through January 31, 2020 (the “current fiscal period”), the Fund sustained an overall loss of 7.65% at NAV and an overall loss of 7.44% at market price.

The Fund’s performance in its first 10+ months of trading is certainly disappointing and not what we set out to achieve when the Fund first launched but given that we are not even at the Fund’s 1 year anniversary, it is important to keep its overall performance in the proper context of the market environment at hand and the design and purpose of the investment strategy we’re employing in the Fund.

Specifically, one must look at the Fund in light of the fact that 2019, the year in which it launched and spent the bulk of its existence trading, proved to be one of the most successful long-only passive investment years in recorded market history. For a variety of reasons, most notably the U.S. Federal Reserve’s ongoing and deliberate compression of interest rates, markets for risk assets of nearly all stripes spent the vast majority of 2019 melting steadily upward without any material interruption to levels at or near all-time highs. Whether one’s portfolio passively held stocks, bonds, real estate-related investments, or even private equity, the odds are it was up steadily and significantly in 2019.

The strategy we deploy in RYZZ was designed to have a relatively low correlation to risk assets such as U.S. equities and seeks to deliver its most compelling results in sustained periods of market dislocation and stress, not during thriving, relatively low volatility bull market environments like we saw in 2019. Accordingly, it is not surprising to us that the Fund has underperformed over the past 10+ months. In fact, as we’ve discussed previously, the strategy we employ in the Fund is multifaceted. On the one hand, it actively trades a long-oriented portfolio of equities and ETFs at its core and on the other hand, it wraps that core in two families of relatively low-correlation futures trading models that trade equity, bond and volatility futures on a long/short basis and particularly seek out periods of sustained market volatility for opportunity.

Looking at the core equity component of the Fund’s portfolio first, the table on page 3 reflects that fact that it has been essentially flat (-0.39%) since inception. Given the positive ride that equity markets have taken during the time period, this result is

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders
(Unaudited) (Continued)

certainly an underperformance but for a period of only 10+ months, it is by no means alarming or something from which our core active equity strategy cannot recover. The goal of our core equity investment approach is not to match the S&P 500® (as measured by S&P Dow Jones Indices LLC) or any other equity benchmark dollar-for-dollar but instead, to capture some portion of extended bull market environments and serve as a counter-weight to the futures-oriented strategies that round out the Fund’s portfolio. On a relative basis, the Fund’s equity core served this purpose to at least some degree over the past 10+ months and did little to harm investors overall.

On the other hand, our active long/short futures trading strategies really drove the Fund’s negative performance in its first 10+ months of investing, generating a trading return of -7.26% for the period as noted in the table on page 3. This loss breaks out into two components, a loss of -3.19% in equity and bond futures and a loss of -4.07% in volatility futures. Neither amount on its own is particularly alarming for a 10+ month period of futures trading and even combined, the losses combine to an amount that our strategies have the capability of making in just a day or two of trading in periods of true volatility explosion and market dislocation. Indeed, our futures models can have sustained periods where they are repeatedly lured into markets due to the perception of a potential volatility spike only to have to retreat when the statistical momentum dissipates before the trade fulfills its intended outcome. So while it is was certainly not enjoyable to endure the Fund’s portfolio losing over 7% in its first 10+ months of trading, given that markets largely grinded upward over the course of the year with little dislocation and volatility as measured by the VIX, the CBOE Volatility Index, which fell over 42% in 2019 (according to the S&P Dow Jones Indices December 31, 2019 U.S. Index Dashboard), our negative results in futures trading are not particularly surprising nor out of the realm of statistical probability.

Whatever the context of the Fund’s results might be however, we understand the expectations of us as portfolio managers and take negative periods of performance such as the Fund’s first 10+ months just as personally as our investors do, if not more so because like them, we are invested in the Fund too. Unfortunately, negative periods of performance are an inevitable part of the investment process, particularly when the kinds of market environments for which you design your investment strategy fail to materialize as was the case in 2019. During periods such as this, a great deal of productive patience is required and we must stay focused on the fact that our statistically-based quantitative investment strategy is focused on long term success and that over the course of several years or more, the benefit from winning periods can

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders
(Unaudited) (Continued)

materially outweigh the harm from losing periods. In this context, and in the context of the solidly positive +0.55% trading return we generated in January we look forward to what we hope will be a far better result for the Fund in 2020.

Below is attribution detail on the Fund’s performance for the current fiscal period:

Attribution of Performance at NAV - Inception through January 31, 2020

Sector	Description	Symbol	Attribution
ETFs and Equities	3M Co	MMM	-0.18%
ETFs and Equities	Alibaba Group Holding Ltd	BABA	0.05%
ETFs and Equities	Alphabet Inc	GOOG	0.44%
ETFs and Equities	Amazon.com Inc.	AMZN	-0.41%
ETFs and Equities	Apple Inc.	AAPL	0.07%
ETFs and Equities	Baidu Inc.	BIDU	-0.37%
ETFs and Equities	Berkshire Hathaway Inc. Class B	BRK B	0.07%
ETFs and Equities	Boeing Co	BA	-0.03%
ETFs and Equities	Canopy Growth Corp	CGC	-0.59%
ETFs and Equities	Caterpillar Inc.	CAT	-0.15%
ETFs and Equities	Communication Services Sector SPDR ETF	XLC	0.01%
ETFs and Equities	Consumer Discretionary Sector SPDR ETF	XLY	0.02%
ETFs and Equities	Consumer Staples Sector SPDR ETF	XLP	0.03%
ETFs and Equities	Exxon Mobil	XOM	-0.14%
ETFs and Equities	Facebook Inc	FB	0.06%
ETFs and Equities	Financial Sector SPDR ETF	XLF	0.00%
ETFs and Equities	Goldman Sachs Group Inc	GS	0.06%
ETFs and Equities	Health Care Sector SPDR ETF	XLV	0.03%
ETFs and Equities	Home Depot Inc	HD	0.15%
ETFs and Equities	Industrial Sector SPDR ETF	XLI	-0.01%
ETFs and Equities	JP Morgan Chase & Co	JPM	0.06%
ETFs and Equities	LYFT Inc.	LYFT	-0.04%
ETFs and Equities	Materials Sector SPDR ETF	XLB	0.00%
ETFs and Equities	McDonalds Corporation	MCD	0.21%
ETFs and Equities	Micron Technology Inc.	MU	0.29%
ETFs and Equities	Microsoft Corporation	MSFT	0.15%

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders
(Unaudited) (Continued)

Sector	Description	Symbol	Attribution
ETFs and Equities	Netflix Inc.	NFLX	-0.03%
ETFs and Equities	Nike Inc.	NKE	0.05%
ETFs and Equities	NVIDIA Corporation	NVDA	0.12%
ETFs and Equities	Real Estate Sector SPDR ETF	XLRE	0.00%
ETFs and Equities	Short Treasury Bond ETF	SHV	0.00%
ETFs and Equities	Technology Sector SPDR ETF	XLK	0.01%
ETFs and Equities	Tesla Motors Inc	TSLA	-0.07%
ETFs and Equities	The Walt Disney Company	DIS	-0.01%
ETFs and Equities	Tilray Inc	TLRY	0.01%
ETFs and Equities	United Health Group	UNH	-0.45%
ETFs and Equities	United Technologies Corp	UTX	0.05%
ETFs and Equities	Utilities Sector SPDR ETF	XLU	0.01%
ETFs and Equities	Visa	V	-0.01%
ETFs and Equities	Walmart Inc	WMT	0.16%
ETFs and Equities	Zoom Video Communications Inc	ZM	-0.01%
Sub-total ETFs and Equities			-0.39%
Equities Index Futures	e-Mini Dow Futures	DJIA MINI	-0.68%
Equities Index Futures	e-Mini Nasdaq Futures	NASDAQ MINI	-1.36%
Equities Index Futures	e-Mini Russell 2000 Futures	RUSSELL2000MINI	-1.09%
Equities Index Futures	e-Mini S&P 500 Futures	SPMINI	-1.19%
Equities Index Futures	H-Shares Futures	H-SHARES	0.01%
Equities Index Futures	Hang Seng Futures	HANGSENG	0.00%
Interest Rate Futures	Treasury Bond Futures	TBONDS	0.96%
Interest Rate Futures	Treasury Note (10 Year) Futures	TNOTES	0.16%
Volatility Index Futures	VIX Futures	VIX	-4.07%
Sub-total Futures			-7.26%
Total Annual Return at NAV			-7.65%

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders
(Unaudited) (Continued)

Performance vs. Index, including tracking error

As noted above, the Fund substantially underperformed the S&P 500® during the current fiscal period as that benchmark, as well as nearly all other passive risk-asset benchmarks soared to levels at or near all-time highs in recent months thanks to a slew of factors that have significantly dampened volatility. Specifically, the S&P 500® logged an impressive +31.49% return for 2019 according to the S&P Dow Jones Indices December 31, 2019 U.S. Index Dashboard. The cumulative return for the S&P 500® during the current fiscal period was +15.77%.

However, the investment strategy which we are running in the Fund is not benchmarked against the S&P 500® or any other passive, long-only index. Instead, we measure the Fund against the SG CTA Mutual Fund Index, a benchmark for retail-oriented investment strategies that utilize long/short futures strategies in whole or part to achieve outcomes that are at least somewhat non-correlated to the more traditional long-only benchmarks. This more appropriate benchmark was up only +3.37% for calendar year 2019 and +6.44% during the current fiscal period. Though its outcome was also superior to that of the Fund, the difference between its performance and that of the Fund is a much more bridgeable gap that we are confident our investment strategy can fill in 2020.

Market and economic outlook (active ETFs)

We believe that the outlook for actively-managed ETFs is strong in 2020 and beyond. With the markets for many U.S. and global risk assets perched near or even at all-time highs after a 2019 “melt-up” and a wide range of factors posing potential market risk – coronavirus, trade disputes, U.S/Iranian tensions – we think that the odds of a sustained and material market correction is as high as it has been since the 2009-2010 origins of this current bull market. Indeed, the events of late February and March 2020 suggest that just such a scenario may finally be at hand. Moreover, while passive equity and bond investing has proven to be a good solution over the past decade for millions of investors, its success has driven so much capital to the space and to a small handful of “mega managers” such as Blackrock and Vanguard, that we believe the entire sector may be in danger of collapsing under its own weight and itself serve as the cause of the next market crisis. We believe the only investment approaches that have a chance of navigating the next dislocation will be smaller, more nimble strategies that can quickly move in and out of positions and invest on both the long and short side of markets. This is precisely what the multi-faceted strategy behind the Fund is designed to do and thus

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders
(Unaudited) (Continued)

we continue to strongly believe that it and other products like it will soon have their time in the sun, notwithstanding the currently strong industry bias toward the passive side of the investment spectrum.

Thank you,

Jason Gerlach
CEO and Managing Partner
Sunrise Capital Partners LLC

NOTICE:

Must be preceded or accompanied by a prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments for complete holding information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

It’s not possible to invest in an index.

Past performance is no guarantee of future results.

Shares of any ETF are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Investing involves risks. Principal loss is possible. The Fund will use futures contracts which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The Fund’s exposure to futures will cause it to be deemed to be a commodity pool. Exposure to commodities markets, derivatives, and the use of leverage may subject the Fund to greater volatility than investments in traditional securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investment by the Fund in

RYZZ Managed Futures Strategy Plus ETF

Letter to Shareholders
(Unaudited) (Continued)

lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investing in small cap companies involves additional risks such as limited liquidity and greater volatility than large companies.

Active investing has higher management fees because of the manager’s increased level of involvement while passive investing has lower management and operating fees. Investing in both actively and passively managed funds involves risk and principal loss is possible. Both actively and passively managed funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed funds. Actively managed funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains.

References to other mutual funds or products should not be interpreted as an offer of these securities.

The RYZZ Managed Futures Strategy Plus ETF is advised by RYZZ Capital Management, LLC, sub-advised by Sunrise Capital Partners LLC, and distributed by Quasar Distributors, LLC.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries.

CBOE VIX Index: A benchmark index to measure the market’s expectation of future volatility based upon aggregated weighted prices of S&P 500® Index options.

SG CTA Mutual Fund Index: An unmanaged, equally-weighted index of the 10 largest CTA Mutual Funds.

RYZZ Managed Futures Strategy Plus ETF

Performance Summary

(Unaudited)

Growth of $10,000

Cumulative Returns January 31, 2020	Since Inception (3/18/2019)
RYZZ Managed Futures Strategy Plus ETF - NAV	-7.65%
RYZZ Managed Futures Strategy Plus ETF - Market	-7.44%
SG CTA Mutual Fund Index	6.44%
S&P 500® Index	15.77%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 18, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends

RYZZ Managed Futures Strategy Plus ETF

Portfolio Allocation

As of January 31, 2020 (Unaudited)

Sector	Percentage of Net Assets
Consumer Staples	22.7%
Short-Term Investments	22.6
Health Care	12.9
Utilities	12.5
Real Estate	7.2
Consumer Discretionary	4.7
Communication Services	4.6
Technology	3.7
Financials	0.5
Other Assets in Excess of Liabilities	8.6
Total	100.0%

RYZZ Managed Futures Strategy Plus ETF

Schedule of Investments

January 31, 2020

Shares	Security Description	Value
	EXCHANGE TRADED FUNDS — 68.8%
	Communication Services — 4.6%
1,783	Communication Services Select Sector SPDR Fund	$96,122
	Consumer Discretionary — 4.7%
800	Consumer Discretionary Select Sector SPDR Fund	100,256
	Consumer Staples — 22.7%
7,608	Consumer Staples Select Sector SPDR Fund	480,673
	Financials — 0.5%
347	Financial Select Sector SPDR Fund	10,396
	Health Care — 12.9%
2,749	Health Care Select Sector SPDR Fund	272,536
	Real Estate — 7.2%
3,890	Real Estate Select Sector SPDR Fund	152,605
	Technology — 3.7%
812	Technology Select Sector SPDR Fund	77,408
	Utilities — 12.5%
3,834	Utilities Select Sector SPDR Fund	264,469
	TOTAL EXCHANGE TRADED FUNDS (Cost $1,478,417)	1,454,465

Par		Effective Yield	Maturity	Value
	SHORT-TERM INVESTMENTS — 22.6%
	U.S. TREASURY OBLIGATIONS — 22.6%
479,000	U.S. Treasury Bill	1.28%	02/20/20	478,667
	TOTAL SHORT-TERM INVESTMENTS (Cost $478,636)			478,667
	TOTAL INVESTMENTS — 91.4% (Cost $1,957,053)			1,933,132
	OTHER ASSETS IN EXCESS OF LIABILITIES — 8.6%			181,621
	NET ASSETS — 100.0%			$2,114,753

Percentages are stated as a percent of net assets

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard and Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services LLC.

The accompanying notes are an integral part of these financial statements.

RYZZ Managed Futures Strategy Plus ETF

Statement of Assets and Liabilities

January 31, 2020

ASSETS
Investments in securities, at value (Cost $1,957,053)	$1,933,132
Deposits at broker for futures	197,976
Receivable for securities sold	44,218
Cash	6,551
Broker interest receivable	186
Total assets	2,182,063

LIABILITIES
Payable for securities purchased	65,566
Management fees payable, net of waiver	1,744
Total liabilities	67,310

NET ASSETS	$2,114,753

Net Assets Consist of:
Paid-in capital	$6,648,836
Total distributable earnings (accumulated deficit)	(4,534,083)
Net assets	$2,114,753

Net Asset Value:
Net assets	$2,114,753
Shares outstanding^	100,000
Net asset value, offering and redemption price per share	$21.15

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

RYZZ Managed Futures Strategy Plus ETF

Statement of Operations

For the Period Ended January 31, 2020(1)

INCOME
Interest	$302,927
Dividends	137,154
Total investment income	440,081

EXPENSES
Management fees	253,259
Total expenses	253,259
Less: fees waived	(5,116)
Net expenses	248,143
Net investment income (loss)	191,938

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(293,859)
Futures contracts	(4,225,693)
Net change in unrealized appreciation (depreciation) on:
Investments	(23,921)
Net realized and unrealized gain (loss) on investments	(4,543,473)
Net increase (decrease) in net assets resulting from operations	$(4,351,535)

(1)	Fund commenced operations on March 18, 2019. The information presented is for the period from March 18, 2019 to January 31, 2020.

The accompanying notes are an integral part of these financial statements.

RYZZ Managed Futures Strategy Plus ETF

Statement of Changes in Net Assets

Period Ended January 31, 2020(1)
OPERATIONS
Net investment income (loss)	$191,938
Net realized gain (loss) on investments and futures contracts	(4,519,552)
Change in unrealized appreciation (depreciation) on investments	(23,921)
Net increase (decrease) in net assets resulting from operations	(4,351,535)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(192,457)
Total distributions to shareholders	(192,457)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	50,770,232
Payments for shares redeemed	(44,111,487)
Net increase (decrease) in net assets derived from capital share transactions (a)	6,658,745
Net increase (decrease) in net assets	$2,114,753

NET ASSETS
Beginning of period	$—
End of period	$2,114,753

(a)	A summary of capital shares transactions is as follows:

Shares
Subscriptions	2,050,000
Redemptions	(1,950,000)
Net increase (decrease)	100,000

(1)	Fund commenced operations on March 18, 2019. The information presented is for the period from March 18, 2019 to January 31, 2020.

The accompanying notes are an integral part of these financial statements.

RYZZ Managed Futures Strategy Plus ETF

Financial Highlights

For a capital share outstanding throughout the period

	Period Ended January 31, 2020(1)
Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.16	(8)
Net realized and unrealized gain (loss) on investments	(2.09)
Total from investment operations	(1.93)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(1.92)
Total distributions	(1.92)
Net asset value, end of period	$21.15

Total return	-7.65	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$2,115

RATIOS TO AVERAGE NET ASSETS:
Expenses before fees waived	0.99	%(4)(7)
Expenses after fees waived	0.97	%(4)(5)(7)
Net investment income (loss) before fees waived	0.73	%(4)(8)
Net investment income (loss) after fees waived	0.75	%(4)(5)(8)
Portfolio turnover rate (6)	476	%(3)

(1)	Commencement of operations on March 18, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund’s investment adviser has agreed to waive 2 basis points (0.02%) of its management fee for the Fund until at least May 31, 2020.
(6)	Excludes the impact of in-kind transactions.
(7)	Does not include expenses of the investment companies in which the Fund invests.
(8)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratios do not include net investment income of the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

RYZZ Managed Futures Strategy Plus ETF

Notes to the Financial Statements

January 31, 2020

NOTE 1 – ORGANIZATION

RYZZ Managed Futures Strategy Plus ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek positive absolute and risk-adjusted returns. The Fund commenced operations on March 18, 2019.

The end of the reporting period for the Fund is January 31, 2020, and the period covered by these Notes to the Financial Statements is the fiscal period from March 18, 2019 to January 31, 2020 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ACS”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
January 31, 2020 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Futures contracts will be valued at the settlement price from the exchange on which they are traded.

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued in accordance with prices provided by a pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
January 31, 2020 (Continued)

the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,454,465	$—	$—	$1,454,465
Short-Term Investments	—	478,667	—	478,667
Total Investments in Securities, at value	$1,454,465	$478,667	$—	$1,933,132

^	See Schedule of Investments for further disaggregation of investment categories.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any,

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
January 31, 2020 (Continued)

related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
January 31, 2020 (Continued)

on net assets or NAV per share and primarily relate to treatment of in-kind transactions. For the fiscal period ended January 31, 2020, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$9,909	$(9,909)

During the current fiscal period, the Fund realized $9,507 in net capital losses resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments. There were no other events or transactions that occurred during the period subsequent to the end of the current fiscal period, that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.

New Accounting Pronouncements and Other Matters. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has adopted the disclosure framework.

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
January 31, 2020 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

RYZZ Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Sunrise Capital Partners, LLC (“SCP” or the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.99% based on the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive 0.02% of its Adviser fees for the Fund until at least May 31, 2020. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees. The fee waiver effective during the current fiscal period is not subject to recoupment by the Adviser.

SCP is wholly-owned by SSG Investment Holdings LLC (“SSG”). SSG also holds a fifty percent ownership position in the Adviser. The Sub-Adviser does not receive a fee from the Adviser for the services it provides to the Fund, rather SCP receives compensation from its parent company, SSG, which shares in the profits and losses of the Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
January 31, 2020 (Continued)

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities, futures, and in-kind transactions, were $68,429,811 and $61,515,657 respectively.

During the current fiscal period, there were purchases of $240,302,618 and sales of $240,090,963 of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations were $158,583 and there were $5,305,446 with redemptions.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes as of January 31, 2020 were as follows:

Tax cost of investments	$1,958,441
Gross tax unrealized appreciation	3,783
Gross tax unrealized depreciation	(29,092)
Net tax unrealized appreciation (depreciation)	(25,309)
Undistributed ordinary income	—
Undistributed long-term capital gain (loss)	—
Accumulated gain (loss)	—
Other accumulated gain (loss)	(4,508,774)
Distributable earnings (accumulated deficit)	$(4,534,083)

The difference between the cost basis for financial statements and federal income tax purposes is primarily due to timing differences in recognizing wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. At January 31, 2020, the Fund deferred, on a tax basis, $911 in late year ordinary losses and no post-October capital losses.

As of January 31, 2020, the Fund had the following capital loss carryforwards available for federal tax purposes:

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
January 31, 2020 (Continued)

Short-Term	Long-Term	Expires
$1,968,421	$2,539,442	Indefinite

The tax character of distributions paid by the Fund during the fiscal year ended January 31, 2020 was $192,457 of ordinary income.

NOTE 6 – FUTURES CONTRACTS

The Fund may invest in futures contracts to hedge or manage risks associated with the Fund’s investments in securities or to gain exposure to certain asset classes or markets. The Fund may purchase or sell futures contracts only if the Fund’s liabilities for the futures position are “covered” by an offsetting position in a futures contract or by the Fund segregating liquid assets equal to the Fund’s liabilities on the futures contract. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund on an as needed basis. The Fund records an unrealized gain or loss by marking each futures contract to market. A realized gain or loss is recorded when the contract is closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying assets. Futures contracts may have off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Schedule of Open Futures Contracts, when applicable.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund may be required to make cash payments to maintain its required margin. In such situations, if the Fund had insufficient cash, it might have to sell portfolio securities to meet margin requirements at a time when it would be disadvantageous to do so. In addition, the Fund might be required to make delivery of the underlying instruments of futures contracts it holds. The inability to close positions in futures could also have an adverse impact on the Fund’s ability to hedge or manage risks effectively. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under segregated cash held at broker for futures, when applicable.

There was no effect of derivative instruments on the Statement of Assets and Liabilities as of the end of the current fiscal period.

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
January 31, 2020 (Continued)

The effect of derivative instruments on the Statement of Operations during the current fiscal period is as follows:

Derivatives	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures
-Equity Index Contracts	$(2,520,885)	$—
-Interest Rate Contracts	643,792	—
-Volatility Index Contracts	(2,348,600)	—

The average monthly value of short and long futures during the current fiscal period was $837,009 and $13,991,015, respectively.

Offsetting of Financial Assets and Derivatives Assets:

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of the end of the current fiscal period, the Fund did not have any outstanding exposure under any netting agreements.

NOTE 7 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust

RYZZ Managed Futures Strategy Plus ETF

NOTES TO the FINANCIAL STATEMENTS
January 31, 2020 (Continued)

Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 8 – PRINCIPAL RISK

The risks of investing in investment companies, such as the Underlying ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

NOTE 9 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund, under section 2(a)(9) of the 1940 Act. At the end of the reporting period, there is one shareholder who owned, of record or beneficially, more than 25% of the shares.

RYZZ Managed Futures Strategy Plus ETF

Report of Independent Registered Public Accounting Firm

January 31, 2020

To the Shareholders of RYZZ Managed Futures Strategy Plus ETF and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RYZZ Managed Futures Strategy Plus ETF (the “Fund”), a series of ETF Series Solutions, as of January 31, 2020, the related statements of operations and changes in net assets and the financial highlights for the period March 18, 2019 (commencement of operations) to January 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations, the changes in its net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
March 30, 2020

RYZZ Managed Futures Strategy Plus ETF

Trustees and Officers

(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	49	Independent Trustee, Managed Portfolio Series (39 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	49	Independent Trustee, Managed Portfolio Series (39 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	49	Independent Trustee, PPM Funds (9 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	49	None

RYZZ Managed Futures Strategy Plus ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013–2014).
Michael D. Barolsky Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Vice President, U.S. Bancorp Fund Services, LLC (2012-2019); Associate, Thompson Hine LLP (law firm) (2008–2012).
James R. Butz Born: 1982	Chief Compliance Officer	Indefinite term; since 2015	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Vice President, U.S. Bancorp Fund Services, LLC (2014–2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2014).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Brett M. Wickmann Born: 1982	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2017); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012–2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2016); Officer, U.S. Bancorp Fund Services, LLC (2012–2016).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Isabella K. Gentile Born: 1994	Assistant Secretary	Indefinite term; since 2020	Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2019), Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2018-2019) and Law Student (2016-2019).

RYZZ Managed Futures Strategy Plus ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.ryzzcap.com/ryzzetf/.

RYZZ Managed Futures Strategy Plus ETF

Expense Example

For the Six-Months Ended January 31, 2020 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During the Period(1)
Actual	$ 1,000.00	$ 947.90	$4.76
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,020.32	$4.94

(1)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.97%, multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

RYZZ Managed Futures Strategy Plus ETF

Federal Tax Information

(Unaudited)

For the fiscal year ended January 31, 2020, certain dividends paid by the Fund may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 62.09%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended January 31, 2020 was 62.09%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q or Part F of Form N-PORT. The Fund’s Form N-Q or Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q or Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at https://ryzzcap.com/ryzzetf/ daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at https://ryzzcap.com/ryzzetf/.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

RYZZ Managed Futures Strategy Plus ETF

Frequency Distribution of Premiums and Discounts

(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at https://ryzzcap.com/ryzzetf/.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

Adviser

RYZZ Capital Management, LLC
1000 Aviara Parkway, Suite 205
Carlsbad, California 92011

Sub-Adviser

Sunrise Capital Partners, LLC
1000 Aviara Parkway, Suite 205
Carlsbad, California 92011

Distributor

Quasar Distributors, LLC
777 East Wisconsin Ave, 6th Floor
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

RYZZ Managed Futures Strategy Plus ETF

Symbol – RYZZ
CUSIP – 26922A255

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

RYZZ Managed Futures Strategy Plus ETF

FYE 1/31/2020
Audit Fees	$15,000
Audit-Related Fees	N/A
Tax Fees	$3,500
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

RYZZ Managed Futures Strategy Plus ETF

FYE 1/31/2020
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

RYZZ Managed Futures Strategy Plus ETF

Non-Audit Related Fees	FYE 1/31/2020
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	4/08/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	4/08/2020

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	4/08/2020

*	Print the name and title of each signing officer under his or her signature.